MANAGEMENT AGREEMENT

MANAGEMENT AGREEMENT, made this 22nd day of  October 2003 by and between Bridgeway Funds, Inc., a Maryland corporation (”Bridgeway Funds"), and Bridgeway Capital Management, Inc., a Texas corporation (the "Adviser").

WITNESSETH:

WHEREAS, Bridgeway Funds is engaged in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”), and has registered shares of the Fund named in Exhibit A for public offering under the Securities Act of 1933, as amended (the “1933 Act”);

WHEREAS, the Adviser is engaged principally in the business of rendering investment and management services and is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”), as amended;

WHEREAS, Bridgeway Funds and the Adviser wish to enter into an agreement to provide for investment advisory and management services to Bridgeway Funds upon the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1.

Appointment of the Adviser

Bridgeway Funds hereby appoints the Adviser to manage the investment and reinvestment of the assets of the Fund named in Exhibit A hereto. Bridgeway Funds further appoints the Adviser to manage its affairs for the period and on the terms set forth in this agreement.  The Adviser hereby accepts such appointment and agrees to render the services and to assume the obligations set forth  for the compensation herein provided, subject to the supervision of the Board of Directors of Bridgeway Funds and giving due consideration to the investment policies and restrictions and other statements concerning Bridgeway Funds in the Bridgeway Funds Articles of Incorporation, Bylaws, and Registration Statements under the 1940 Act and the 1933 Act, and to the provisions of the Internal Revenue Code, as amended from time to time and applicable to Bridgeway Funds as a registered investment company. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent Bridgeway Funds in any way or otherwise be deemed as agent of Bridgeway Funds.

The Adviser shall manage the investment and reinvestment of the Fund’s assets, subject to and in accordance with its investment objectives and restrictions stated in the Bridgeway Funds Registration Statement. In pursuing the foregoing, the Adviser shall make all determinations, without prior consultation with Bridgeway Funds, as to which securities and other assets of the Fund will be acquired, held, disposed of or loaned, and shall take steps necessary to implement same. Such determination and services shall also include determining the manner in which voting rights, rights to consent to corporate action, and any other rights pertaining to the Fund’s securities shall be exercised. The Adviser shall render regular reports to the Bridgeway Funds Board concerning the Fund’s investment activities.

In connection with the placement of orders for the execution of the Fund’s transactions the Adviser shall create and maintain all necessary brokerage records of the Fund in accordance with all applicable laws, rules and regulations.

2.

Expenses

A.

Expenses Paid by Bridgeway Funds

Expenses incurred in the operations of Bridgeway Funds and the offering of its shares shall be borne by Bridgeway Funds, unless such expense is specifically assumed herein by the Adviser. Expenses borne by Bridgeway Funds include but are not limited to:

(1)

Investment Advisory Fees to the Adviser as provided herein,

(2)

Charges and expenses of any custodian or depository appointed by Bridgeway Funds for the safekeeping of its cash, securities and other property,

(3)

Brokers' commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party,

(4)

Directors’ fees and expenses of Bridgeway Funds’ Directors who are not interested persons of the Adviser,

(5)

Reimbursement to the Adviser for any compensation paid by the Adviser to its employees who serve in the role and fulfill the function of Bridgeway Funds Treasurer and Secretary. Such reimbursement will be in proportion to time spent on these functions. Bridgeway Funds will not reimburse the Adviser for any compensation paid to the President of Bridgeway Funds.

(6)

The charges and expenses of bookkeeping personnel, auditors, and accountants, computer services and equipment, and record keeping services and equipment,

(7)

The charges and expenses of the transfer agency and registrar function performed by or on behalf of the Fund,

(8)

All taxes and corporate fees payable by Bridgeway Funds to federal, state or other government agencies,

(9)

Fees and expenses involved in registering and maintaining registration of Bridgeway Funds and of shares of the Fund with the Securities and Exchange Commission (the “SEC”) and qualifying such shares under state or other securities laws, including the preparation and printing of prospectuses used for these purposes and for shareholders of the Fund,

(10)

All expenses of Directors' meetings and of preparing and printing reports  to Directors and   shareholders,

(11)

Charges and expenses of legal counsel for Bridgeway Funds and the Independent Directors of Bridgeway Funds incurred in connection with legal matters relating to Bridgeway Funds, including without limitation, legal services rendered in connection with Bridgeway Funds' corporate existence, corporate and financial structure and relations with its shareholders, registrations and qualifications of securities under federal, state and other laws, issues of securities and expenses which Bridgeway Funds has herein assumed,

(12)

Interest expense,

(13)

Insurance expense, and

(14)

Association membership dues

A.

Expenses Paid by the Adviser

The Adviser shall bear all its costs and expenses in rendering the investment advisory services required under this Agreement. The Adviser shall also furnish to Bridgeway Funds, at the Adviser’s expense, office space in the offices of the Adviser or in such other place as may be agreed upon from time to time, and all necessary office facilities and equipment for managing the affairs and maintaining the records of Bridgeway Funds except as specifically listed in Exhibit A. If desired by Bridgeway Funds, the Adviser shall arrange for members of the Adviser’s organization, or its affiliates, to serve as agents of Bridgeway Funds without salaries from Bridgeway Funds.

C.

Additional Expenses

The Adviser and Bridgeway Funds reserve the right to agree upon other expense allocations due to new developments impacting Bridgeway Funds or the mutual fund industry including but not limited to legal decisions, new SEC rules and regulations, and industry practices, so long as the reallocation of expenses are approved by a majority of the Independent Directors of Bridgeway Funds.

2.

Investment Advisory Fees

As compensation for services rendered hereunder, Bridgeway Funds will pay the Adviser, out of the assets of the Fund, an Advisory Fee computed as specified in Exhibit A hereto with respect to the Fund.

3.

Fee Calculation

See Exhibit A

4.

Broker-Dealer Relationships

The Adviser is authorized in its discretion to select the brokers or dealers that will execute transactions for Bridgeway Funds and is directed to use its best efforts to seek best execution for such transactions; provided, however, that the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer an amount of commission for effecting a Fund investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services, if any, provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Fund, other Funds of Bridgeway Funds, and to other clients of the Adviser to which the Adviser exercises investment discretion.

In selecting a broker-dealer to execute each particular transaction, the Adviser may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; the value of the expected contribution of the broker-dealer to the investment performance of Bridgeway Funds on a continuing basis; and such other factors as may be disclosed in the Bridgeway Funds Prospectus and Statement of Additional Information or as approved by the Bridgeway Funds Board of Directors. Bridgeway Funds acknowledges that the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of execution services offered.

To the extent consistent with applicable law, purchase or sell orders for Bridgeway Funds may be aggregated with simultaneous purchase or sell orders for other clients of the Adviser. Whenever the Adviser so aggregates or simultaneously places orders to purchase or sell the same security on behalf of the Fund and one or more other clients of the Adviser, such orders will be allocated as to price and amount among all such clients in a manner reasonably believed by the Adviser to be fair and equitable to each client and consistent with the Bridgeway Funds Trade Allocation Policy approved annually by the Bridgeway Funds Board. The Bridgeway Funds Board of Directors understands that in some cases, this procedure may adversely affect the results obtained for Bridgeway Funds.

Notwithstanding any other provisions in this Section 5, Bridgeway Funds shall retain the right to direct the placement of all Fund transactions, and the Directors of Bridgeway Funds may establish policies or guidelines concerning Fund transactions, which shall be followed by the Adviser in placing transactions for the Fund.

5.

Audit

Bridgeway Funds shall cause its books and accounts to be audited at least once each year by a reputable, independent public accountant or organization of public accountants who shall be selected and hired by the Audit Committee of the Bridgeway Funds Board and shall render a report to the Bridgeway Funds Board.

6.

Non-Exclusivity

The services of the Adviser to Bridgeway Funds hereunder are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

Subject to and in accordance with the Articles of Incorporation of Bridgeway Funds and of the Certificate of Incorporation of the Adviser, respectively, it is understood that directors, officers, agents and stockholders of Bridgeway Funds are or may be interested in the Adviser (or any successor thereof) as directors, officers or stockholders, or otherwise, that directors, officers, agents and stockholders of the Adviser are or may be interested in Bridgeway Funds (or any such successor) as directors, officers, stockholders or otherwise, and that the effect of any such adverse interests shall be governed by said Articles of Incorporation and Certificate of Incorporation, respectively.

7.

Amendment

This agreement may be amended by mutual consent of the parties only if such amendment is specifically approved (1) by a majority of the Directors of Bridgeway Funds, including a majority of the Directors of Bridgeway Funds who are not interested persons of Bridgeway Funds or the Adviser and, (2) if required by law, by the affirmative vote of a majority of the outstanding voting securities of the Fund.

8.

License Agreement

Bridgeway Funds shall have the non-exclusive right to use the name “Bridgeway” to designate any current or future series of shares only so long as Bridgeway Capital Management, Inc. serves as investment manager or adviser to Bridgeway Funds with respect to such shares. Bridgeway Funds shall not use the name of the Adviser in any Prospectus, sales literature or other material relating to Bridgeway Funds in any manner not approved prior thereto by the Adviser; provided however, that the Adviser shall approve all use of its name which merely refer in accurate terms to its appointment hereunder or which are required by the SEC; and provided, further, that in no event shall such approval be unreasonably withheld. The Adviser shall not use the name of Bridgeway Funds or the Fund in any material relating to the Adviser in any manner not approved prior thereto by Bridgeway Funds; provided, however, that Bridgeway Funds shall approve all uses of its name which merely refer in accurate terms to the appointment of the Adviser hereunder or which are required by the SEC; and provided further that in no event shall such approval be unreasonably withheld.

9.

Liability of the Adviser

Absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to Bridgeway Funds or to any shareholder of Bridgeway Funds for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, unless the Adviser agrees to assume the loss or liability for such losses.

10.

Force Majeure

The Adviser shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppage, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Adviser shall take reasonable steps to minimize service interruptions but shall have no liability with respect thereto.

11.

 Effective Date; Termination; Assignment

This Agreement shall become effective October 31, 2003 and shall continue in effect for one year thereafter from year to year if its continuance after that date is specifically approved on or before that date and at least annually thereafter by the vote of a majority of the outstanding voting securities of the Fund, or by the Board of Directors of Bridgeway Funds, including a majority of the Directors of Bridgeway Funds who are not parties to the Agreement or interested persons of such parties, provided, however, that: (1) this Agreement may at any time be terminated without the payment of any penalty either by vote of the Board of Directors of Bridgeway Funds or by vote of a majority of the outstanding voting securities of the Fund, on sixty days' written notice to the Adviser, (2) this Agreement shall immediately terminate in the event of its assignment (within the meaning of the Investment Company Act of 1940), and (3) this Agreement may be terminated altogether by the Adviser on ninety days' written notice to Bridgeway Funds.  Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

12.

Severability

If any provision of this Agreement shall be held or made invalid by any court of competent jurisdiction, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

13.

Notices

Any notices under this Agreement shall be in writing, addressed and delivered, telecopied or mailed postage paid, to the party entitled to receive such notice at the address that party may designate. Until further notice to the other party, it is agreed that the address of Bridgeway Funds and that of the Adviser shall be 5615 Kirby Drive, Suite 518, Houston, Texas 77005-2448.

14.

Questions of Interpretation

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and interpretations thereof, if any, by the United States Courts or in the orders of the SEC issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of this Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

15.

Dispute Resolution

A.

Direct Discussions. Bridgeway Funds and the Adviser shall attempt, in good faith, to resolve by direct discussions any disputes between them arising out of, relating to or in connection with this Agreement.

B.

Mediation. If direct discussions do not resolve the dispute, either party may initiate mediation within 30 days of termination of direct discussions. All disputes shall be submitted to mediation then to arbitration. Unless otherwise agreed, mediation proceedings shall be administered by the American Arbitration Association.

C.

Arbitration. If the parties fail to resolve the dispute through mediation within 60 days after commencement of mediation, then either party may submit the dispute for arbitration. Unless otherwise agreed, arbitration proceedings shall be administered by the American Arbitration Association. A demand for arbitration shall be filed with the American Arbitration Association within the applicable statute of limitations. All disputes submitted to arbitration shall be resolved pursuant to the procedures set forth in the Federal Arbitration Act.

The parties to this Agreement may agree on one arbitrator to hear their dispute, in which case the decision of the sole arbitrator shall decide the dispute. In the event that the parties cannot agree on one arbitrator, either party may elect to have the dispute heard by a three-arbitrator panel. If a three-arbitrator panel is selected by Bridgeway Funds, then it shall pay all fees and expenses of all three arbitrators. If the Adviser elects a three arbitrator panel: (1) the Adviser shall (prior to the hearing) deposit with the American Arbitration Association an amount equal to one-third of the total anticipated fees and expenses of the three arbitrators; and, (2) Bridgeway Funds shall pay the remaining fees and expenses of the arbitrators. If both parties elect a three-arbitrator panel then each will pay one-half of the resulting fees and expenses.  In the case of a three-arbitrator panel, the dispute shall be decided on the decision of a majority of the panel.

The decision of the arbitrator(s) shall be final and binding and may be enforced in any court of competent jurisdiction. The arbitrator(s) shall apply recognized privileges and exemptions from discovery, such as the attorney-client, work-product and anticipation of litigation privileges. The arbitrator(s) shall have the authority to award any relief (including preliminary, temporary or permanent injunctive relief) which could be awarded by a state or federal court sitting in Texas. Upon request from any party seeking preliminary or temporary injunctive relief, the American Arbitration Association shall immediately appoint a single interim arbitrator to hear and rule on such request as quickly as possible. The arbitrator(s) shall be bound by the substantive law of the United States and the State of Texas.

To the extent permitted by law, (the foregoing not withstanding) the arbitrator(s) shall have the authority to award attorneys’ fees and costs to the prevailing party. In addition, the arbitrator(s) shall have the discretion to allocate between the parties the fees and expenses of the American Arbitration Association and the fees and expenses of the arbitrator(s).

This dispute resolution clause shall in no way effect the right of either party to terminate this Agreement as set forth in paragraph 12 above.

16.

Miscellaneous

Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the state of Texas. The captions in this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers on the day and year first above written.

BRIDGEWAY FUNDS, INC.

By: _______________________

President

BRIDGEWAY CAPITAL MANAGEMENT, INC.

By: _______________________

President

EXHIBIT A

Fund:   Aggressive Investors 1 Fund (the “Fund”)

Fund Inception Date: 08/05/1994

Effective Date of Exhibit: 04/01/2005

General Provisions

The Fund’s expenses, including the Advisory Fee, will be accrued daily.  The Advisory Fee consists of a Base Advisory Fee that is subject to a Performance Adjustment, as described below.

Base Advisory Fee

As compensation for services rendered, the Fund will pay the Adviser a Base Advisory Fee computed quarterly and accrued daily at the following annual rate (the Base Advisory Fee Rate):

(1)

0.90% of the value of the Fund's average daily net assets in the quarter up to $250,000,000;

(2)

0.875% of the next $250,000,000 of such assets; and

(3)

0.85% of such assets over $500,000,000,

For purposes of calculating the Base Advisory Fee, the Fund’s daily net assets shall be computed by adding the Fund’s total daily asset values less liabilities during the quarter and dividing the resulting total by the number of days in that quarter. The Fund’s expenses and fees, including the Base Advisory Fee, will be accrued daily and taken into account in determining daily net asset value.  For any period less than a full calendar quarter during which this Agreement is in effect, the Base Advisory Fee shall be prorated according to the proportion such period bears to a full calendar quarter.

Performance Period

The Performance Period shall consist of the most recent five-year period ending on the last day of the quarter (March 31, June 30, September 30, and December 31) that the New York Stock Exchange was open for trading.  For example, on December 15, 2002, the relevant five-year period would be from Friday, December 30, 1997 through Friday, December 31, 2002.

The Performance Adjustment Rate

The Performance Adjustment Rate shall vary with the Fund's performance as compared to the performance of the Standard & Poor's 500 Composite Stock Price Index as published after the close of the market on the last day of the Performance Period (hereinafter "Index” or “S & P 500 Index”) with dividends reinvested and will range from -0.70% to +0.70%. The Performance Adjustment Rate will be calculated at 4.67% of the cumulative difference between the performance of the Fund and that of the Index over the Performance Period, except that there will be no performance adjustment if the cumulative difference between the Fund’s performance and that of the Index is less than or equal to 2.00% (over the Performance Period).  The factor of 4.67% assumes that the Adviser will achieve the maximum or minimum of the Performance Adjustment Rate with a cumulative total return difference between the Fund and the Index of plus or minus approximately15% over the Performance Period (0.70% divided by 15.00% = 4.67%).

For example; assume that the Fund had a cumulative total return of 27.63% for the five-year period through December 31, 2002.  During the same period, assume the Index with dividends reinvested had a cumulative total return of 21.21%.  Then the Performance Adjustment Rate would be 4.67% times the difference in returns, or 4.67% times (27.63% - 21.21%) = 0.30%.

Calculation of Performance

The Fund’s performance will be the cumulative percentage increase (or decrease) in its net asset value per share over the Performance Period and will be calculated as the sum of: (1) the change in the Fund’s net asset value per share during such period and (2) the value per share of the Fund distributions from income or capital gains (long- or short-term) having an ex-dividend date occurring within the Performance Period and assumed to have been reinvested at the net asset value on ex-date.  Thus, the Fund’s performance will be calculated in accordance with the SEC’s standardized total return formula.

Performance Adjustment

The Performance Adjustment to be paid to the Adviser will be accrued during the last quarter of the Performance Period and paid shortly after the last day of the Performance Period.  To determine the Performance Adjustment, the Performance Adjustment Rate shall be multiplied by the value of the Fund's average daily net assets in the most recent Performance Period.

Expenses in excess of any maximum expense limitation assumed by the Adviser or Distributor, if any, shall not be included for the purpose of computing the daily net asset value of a Fund share.

The Base Fee will be accrued daily, as explained above, and will be paid monthly to the Adviser during the quarter. However, in a period where a negative Performance Adjustment is applied, the Base Fee paid to the Adviser shall be the Base Fee adjusted for the negative Performance Adjustment.

Continuing with the example above, the adjusted Advisory Fee applied to the period of time from October 1, 2002, through December 31, 2002, would be a Base Advisory Fee equal to an annualized rate of 0.90% (the Base Advisory Fee Rate) times the value of the Fund's average daily net assets in the calendar quarter plus a Performance Adjustment equal to an annualized rate of 0.30% (the Performance Adjustment Rate) times the value of the Fund's average daily net assets in the Performance Period.

Limitations

Fund operating expenses for the existing class of shares (Class N) shall in no case exceed the maximum operating expense limitation of 1.80% of the value of its average net assets.

The Adviser will reimburse expenses, if necessary, to ensure the expense ratio of the Fund does not exceed the maximum operating expense limitation for the fiscal year.

New classes of shares of the Fund may carry a different operating expense limitation.

EXHIBIT A

Fund:   Ultra-Small Company Fund (the “Fund”)

Fund Inception Date: 08/05/1994

Effective Date of Exhibit: 10/22/2003

General Provisions

The Fund’s expenses (including the Advisory Fee) will be accrued daily.

Advisory Fee

As compensation for services rendered, the Fund will pay the Adviser an Advisory Fee computed daily and payable monthly at the following annual rate:

(1)

0.90% of the value of the Fund's average daily net assets during such month up to $250,000,000;

(2)

0.875% of the next $250,000,000 of such assets; and

(3)

0.85% of such assets over $500,000,000,

However, during the period that the Ultra-Small Company Fund's net assets range from $27,500,000 to $55,000,000 the Advisory Fee will be paid as if the Fund had $55,000,000 under management (that is, $55 million times 0.009 equals $495,000). This is limited to a maximum annualized expense ratio of 1.49% of average net assets.

For purposes of calculating the Advisory Fee each month, average daily net asset value shall be computed by adding the Fund’s total daily asset values, less liabilities, for the month and dividing the resulting total by the number of days in the month. The Fund’s expenses and fees, including the Advisory Fee, will be accrued daily and taken into account in determining daily net asset value.  For any period less than a full month during which this Agreement is in effect, the Advisory Fee shall be prorated according to the proportion such period bears to a full month.

Application of the Advisory Fee Rate

As indicated above, the Fund's expenses (including the monthly Advisory Fee) will be accrued daily.  However, expenses in excess of the maximum expense limitation assumed by the Adviser shall not be accrued for the purpose of computing the daily net asset value of a Fund share.

Fund Expenses & Limitations

Fund expenses for the existing class of shares (Class N) shall in no case exceed the maximum operating expense limitation of 2.00% of the value of its average net assets.

The Adviser will reimburse expenses, if necessary, to ensure the Fund’s expense ratio does not exceed the maximum operating expense limitation for the fiscal year.

New classes of shares of the Fund may carry a different operating expense limitation.

EXHIBIT A

Fund:   Ultra-Small Company Market Fund (the “Fund”)

Fund Inception Date: 07/31/1997

Effective Date of Exhibit: 10/22/2003

General Provisions

The Fund’s expenses (including the Advisory Fee) will be accrued daily.

Advisory Fee

As compensation for services rendered, the Fund will pay the Adviser an Advisory Fee computed daily and payable monthly at the annual rate of 0.50% of the value of the Fund’s average daily net assets during such month.

For purposes of calculating the Advisory Fee each month, average daily net assets shall be computed by adding the Fund’s total daily asset values less liabilities for the month and dividing the resulting total by the number of days in the month.  The Fund’s expenses and fees, including the Advisory Fee, will be accrued daily and taken into account in determining daily net asset value.  For any period less than a full month during which this Agreement is in effect, the Advisory Fee shall be prorated according to the proportion such period bears to a full month.

Fund Expenses and Limitations

Fund expenses for the existing class of shares (Class N) shall in no case exceed the maximum operating expense limitation of 0.75% of the value of its average net assets.

The Adviser will reimburse expenses, if necessary, to ensure the Fund’s expense ratio does not exceed the maximum operating expense limitation for the fiscal year.

New classes of shares of the Fund may carry a different operating expense limitation.

EXHIBIT A

Fund:   Blue Chip 35 Index Fund (the “Fund”)

Fund Inception Date: 07/31/1997

Effective Date of Exhibit: 10/22/2003

General Provisions

The Fund’s expenses (including the Advisory Fee) will be accrued daily.

Advisory Fee

As compensation for services rendered, the Fund will pay the Adviser an Advisory Fee computed daily and payable monthly at the annual rate of 0.08% of the value of the Fund’s average daily net assets during such month.

For purposes of calculating the Advisory Fee each month, the Fund’s net asset value shall be computed by adding its total daily asset values, less liabilities, for the month and dividing the resulting total by the number of days in the month. The Fund’s expenses and fees, including the Advisory Fee, will be accrued daily and taken into account in determining daily net asset value.  For any period less than a full month during which this Agreement is in effect, the Advisory Fee shall be prorated according to the proportion such period bears to a full month.

Fund Expenses and Limitations

Fund expenses for the existing class of shares (Class N) shall in no case exceed the maximum operating expense limitation of 0.15% of the value of its average net assets.

The Adviser will reimburse expenses, if necessary, to ensure the Fund’s expense ratio does not exceed the maximum operating expense limitation for the fiscal year.

New classes of shares of the Fund may carry a different operating expense limitation.

EXHIBIT A

Fund:   Micro-Cap Limited Fund (the “Fund”)

Fund Inception Date: 06/30/1998

Effective Date of Exhibit: 4/01/2005

General Provisions

The Fund’s expenses, including the Advisory Fee, will be accrued daily.  The Advisory Fee consists of a base Advisory Fee that is subject to a Performance Adjustment, as described below.

Base Advisory Fee

As compensation for services rendered, the Fund will pay the Adviser a Base Advisory Fee computed quarterly and accrued daily at the following annual rate (Base Advisory Fee Rate):

(1)

0.90% of the value of the Fund's average daily net assets in the quarter up to $250,000,000;

(2)

0.875% of the next $250,000,000 of such assets; and

(3)

0.85% of such assets over $500,000,000,

However, during the quarter that the Micro-Cap Limited Fund's net assets range from $27,500,000 to $55,000,000 the Advisory Fee will be determined as if the Fund had $55,000,000 under management (that is, $55 million times 0.009 equals $495,000). This is limited to a maximum annualized expense ratio of 1.49% of the net assets in the quarter the Advisory Fee is determined.

For purposes of calculating the Base Advisory Fee, the Fund’s average daily net assets shall be computed by adding the Fund’s total daily asset values less liabilities for the most recent quarter and dividing the resulting total by the number of days in that quarter.  The Fund’s expenses and fees, including the Base Advisory Fee, will be accrued daily and taken into account in determining daily net asset value.  For any period less than a full calendar quarter during which this Agreement is in effect, the Base Advisory Fee shall be prorated according to the proportion such period bears to a full calendar quarter.

The Performance Period

The Performance Period shall consist of the most recent five-year period ending on the last day of the quarter (March 31, June 30, September 30, and December 31) that the New York Stock Exchange was open for trading.  For example, on December 15, 2005, the relevant five-year period would be from Friday, December 29, 2000 through Friday, December 30, 2005.

The Performance Adjustment Rate

The Performance Adjustment Rate shall vary with the Fund's performance as compared to the performance of the CRSP Cap-based Portfolio 9 Index with dividends reinvested (hereafter “Index”) will range from

-0.70% to +0.70%. Whereas the Index is not available until approximately two weeks after the close of the quarter, the Index will be estimated using the Russell 2000 Value Index as published on the last day of the quarter.  Any adjustments required between the estimated index and the actual results will be accrued in the subsequent period.  The Performance Adjustment Rate will be calculated at an annualized rate of 2.87% of the cumulative difference between the performance of the Fund and that of the Index over the Performance Period, except that there will be no performance adjustment if the cumulative difference between the Fund’s performance and that of the Index is less than or equal to 2% (over the Performance Period).  The factor of 2.87% assumes that the Adviser will achieve the maximum or minimum of the Performance Adjustment Rate with a cumulative total return difference between the Fund and the Index of plus or minus approximately 24.40% over the Performance Period (0.70% divided by 24.40% = 2.87%).

For example; assume that the Fund had a cumulative total return of 27.63% for the five-year period through December 31, 2005.  During the same period, assume the Index with dividends reinvested had a cumulative total return of 21.21%.  Then the Performance Adjustment Rate would be an annualized rate of 2.87% times the difference in returns, or 2.87% times (27.63% - 21.21%) = 0.18%.

Calculation of Performance

The Fund’s performance will be the cumulative percentage increase (or decrease) in its net asset value per share over the Performance Period and will be calculated as the sum of: (1) the change in the Fund’s net asset value per share during such period and (2) the value per share of the Fund distributions from income or capital gains (long- or short-term) having an ex-dividend date occurring within the Performance Period and assumed to have been reinvested at the net asset value on ex-date.  Thus, the Fund’s performance will be calculated in accordance with the SEC’s standardized total return formula.

Performance Adjustment

Performance Adjustments to be paid to the Adviser will be accrued during the last quarter of the Performance Period and paid shortly after the last day of the Performance Period.  To determine the Performance Adjustment, the Performance Adjustment Rate shall be multiplied by the value of the Fund's average daily net assets in the most recent Performance Period.

Expenses in excess of any maximum expense limitation assumed by the Adviser or Distributor, if any, shall not be included for the purpose of computing the daily net asset value of a Fund share.

The Base Fee will be accrued daily, as explained above, and will be paid monthly to the Adviser during the quarter.  However, in a period where a negative Performance Adjustment is applied, the Base Fee paid the Adviser shall be the Base Fee adjusted for the negative Performance Adjustment.

Continuing with the example above, the Advisory Fee applied to the period of time from October 1, 2005, through December 31, 2005, would be a Base Advisory Fee equal to an annualized rate of 0.90% (the Base Advisory Fee Rate) times the value of the Fund’s average daily net assets in the calendar quarter plus a Performance Adjustment equal to an annualized rate of 0.18% (the Performance Adjustment Rate) times the value of the Fund’s average daily net assets in the Performance Period.

Fund Expenses & Limitations

Fund expenses for the existing class of shares (Class N) shall in no case exceed the maximum operating expense limitation of 1.85% of the value of its average net assets.

The Adviser will reimburse expenses, if necessary, to ensure expense ratios do not exceed the maximum operating expense limitation for the fiscal year.

New classes of shares of the Fund may carry a different operating expense limitation.

EXHIBIT A

Fund:   Aggressive Investors 2 Fund (the “Fund”)

Fund Inception Date: 10/31/2001

Effective Date of Exhibit: 4/01/2005

General Provisions

The Fund’s expenses, including the Advisory Fee, will be accrued daily.  The Advisory Fee consists of a Base Advisory Fee that is subject to a Performance Adjustment, as described below.

Base Advisory Fee

As compensation for services rendered, the Fund will pay the Adviser a Base Advisory Fee computed quarterly and accrued daily at the following annual rate (the Base Advisory Fee Rate):

(1)

0.90% of the value of the Fund's average daily net assets in the calendar quarter up to $250,000,000;

(2)

0.875% of the next $250,000,000 of such assets;

(3)

0.85% of the next $500,000,000 of such assets; and

(4)

0.80% of such assets over $1,000,000,000.

For purposes of calculating the Base Advisory Fee, the Fund’s average daily net assets shall be computed by adding the Fund’s total daily asset values less liabilities during the calendar quarter and dividing the resulting total by the number of days in the quarter. The Fund’s expenses and fees, including the Base Advisory Fee, will be accrued daily and taken into account in determining daily net asset value.  For any period less than a full calendar quarter during which this Agreement is in effect, the Base Advisory Fee shall be prorated according to the proportion such period bears to a full calendar quarter.

The Performance Period

The Performance Period shall consist of the most recent five-year period ending on the last day of the quarter (March 31, June 30, September 30, and December 31) that the New York Stock Exchange was open for trading.  For example, on December 15, 2007, the relevant five-year period would be from December 31, 2002 through December 31, 2007.

The Performance Adjustment Rate

The Performance Adjustment Rate shall vary with the Fund's performance as compared to the performance of the Standard & Poor's 500 Composite Stock Price Index as published after the close of the market on the last day of the Performance Period (hereinafter "Index" or “S & P 500 Index”) with dividends reinvested and will range from -0.30% to +0.30%. The Performance Adjustment Rate will be calculated at 2.00% of the cumulative difference between the performance of the Fund and that of the Index over the Performance Period, except that there will be no performance adjustment if the cumulative difference between the Fund’s performance and that of the Index is less than or equal to 2.00% (over the Performance Period). The factor of 2.00% assumes that the Adviser will achieve the maximum or minimum of the Performance Adjustment Rate with a cumulative total return difference between the Fund and the Index of plus or minus 15.00% over the Performance Period (0.30% divided by 15.00% = 2.00%).

For example; assume that the Fund had a cumulative total return of 27.63% for the five-year period through December 31, 2007.  During the same period, assume the Index with dividends reinvested had a cumulative total return of 21.21%.  Then the Performance Adjustment Rate would be an annualized rate of 2.00% times the difference in returns, or 2.00% times (27.63% - 21.21%) = 0.13%.

Since the Fund does not have a five-year operating history, the Performance Adjustment Rate will be calculated as follows during the initial five-year period.

(a) From inception through September 30, 2002, the Performance Adjustment Rate was inoperative.  The Advisory Fee payable was the Base Advisory Fee only.

(b) From September 30, 2002 through September 30, 2006, the Performance Adjustment Rate will be calculated based upon a comparison of the investment performance of the Fund and the Index over the number of quarters that have elapsed since the Fund’s inception.  Each time the Performance Adjustment Rate is calculated, it will cover a longer time span, until it can cover a running five-year period as intended.  In the meantime, the early months of the transition period will have a disproportionate effect on the performance adjustment of the fee.

Calculation of Performance

The Fund’s performance will be the cumulative percentage increase (or decrease) in its net asset value per share over the Performance Period and will be calculated as the sum of: (1) the change in the Fund’s net asset value per share during such period and (2) the value per share of the Fund distributions from income or capital gains (long- or short-term) having an ex-dividend date occurring within the Performance Period and assumed to have been reinvested at the net asset value on ex-date.  Thus, the Fund’s performance will be calculated in accordance with the SEC’s standardized total return formula.

Performance Adjustment

The Performance Adjustment to be paid to the Adviser will be accrued during the last quarter of the Performance Period and paid shortly after the last day of the Performance Period.   To determine the Performance Adjustment, the Performance Adjustment Rate shall be multiplied by the value of the Fund's average daily net assets in the most recent Performance Period.

Expenses in excess of any maximum expense limitation assumed by the Adviser or Distributor, if any, shall not be included for the purpose of computing the daily net asset value of a Fund share.

The Base Fee will be accrued daily, as explained above, and will be paid monthly to the Adviser during the quarter.  However, in a period where a negative Performance Adjustment is applied, the Base Fee paid the Adviser shall be the Base Fee adjusted for the negative Performance Adjustment.

Continuing with the example above, the adjusted Advisory Fee applied to the period of time from October 1, 2007, through December 31, 2007, would be a Base Advisory Fee equal to an annualized rate of 0.90% (the Base Advisory Fee Rate) times the value of the Fund’s average daily net assets in the calendar quarter plus a Performance Adjustment equal to an annualized rate of 0.13% (the Performance Adjustment Rate) times the value of the Fund’s average daily net assets in the Performance Period.

Fund Expenses & Limitations

Fund expenses for the existing class of shares (Class N) shall in no case exceed the maximum operating expense limitation of 1.75% of the value of its average net assets.

The Adviser will reimburse operating expenses, if necessary, to ensure the expense ratio of the Fund does not exceed the maximum operating expense limitation for the fiscal year.

New classes of shares of the Fund may carry a different operating expense limitation.

EXHIBIT A

Fund:   Balanced Fund (the “Fund”)

Fund Inception Date: 06/30/2001

Effective Date of Exhibit: 10/22/2003

General Provisions

The Fund’s expenses (including the Advisory Fee) will be accrued daily.

Advisory Fee

As compensation for its services rendered, the Fund will pay the Adviser an Advisory Fee computed daily and payable monthly at the annual rate of 0.60% of the value of the Fund’s average daily net assets during such month.

For purposes of calculating the Advisory Fee each month, the Fund’s net asset value shall be computed by adding its total daily asset values, less liabilities, for the month and dividing the resulting total by the number of days in the month. The Fund’s expenses and fees, including the Advisory Fee, will be accrued daily and taken into account in determining daily net asset value.  For any period less than a full month during which this Agreement is in effect, the Advisory Fee shall be prorated according to the proportion such period bears to a full month.

Fund Expenses & Limitations

Fund expenses for the existing class of shares (Class N) shall in no case exceed the maximum operating expense limitation of 0.94% of the value of its average net assets.

The Adviser will reimburse expenses, if necessary, to ensure the Fund’s expense ratio does not exceed the maximum operating expense limitation for the fiscal year.

New classes of shares of the Fund may carry a different operating expense limitation.

EXHIBIT A

Fund:   Large-Cap Growth Fund (the “Fund”)

Fund Inception Date: 10/31/2003

Effective Date of Exhibit: 4/01/2005

General Provisions

The Fund’s expenses, (including the Advisory Fee, will be accrued daily.  The Advisory Fee consists of a Base Advisory Fee that is subject to a Performance Adjustment, as described below.

Base Advisory Fee

As compensation for services rendered and the charges and expenses assumed and to be paid by the Adviser, the Fund pays the Adviser a Base Advisory Fee computed quarterly at the following annual rate (Base Advisory Fee Rate): 0.50% of the value of the Fund’s average daily net assets during the calendar quarter.

For purposes of calculating the Base Advisory Fee, the Fund’s average daily net assets shall be computed by adding the Fund’s total daily asset values less liabilities for the quarter and dividing the resulting total by the number of days in the quarter.  The Fund’s expenses and fees, including the Advisory Fee, will be accrued daily and taken into account in determining daily net asset value.  For any period less than a full calendar quarter during which this Agreement is in effect, the Base Advisory Fee shall be prorated according to the proportion such period bears to a full calendar quarter.

The Performance Period

The Performance Period shall consist of the most recent five-year period ending on the last day of the quarter (March 31, June 30, September 30, and December 31) that the New York Stock Exchange was open for trading.  For example, on December 15, 2008, the relevant five-year period would be from Wednesday, December 31, 2003 through Wednesday, December 31, 2008.

The Performance Adjustment Rate

The Performance Adjustment Rate shall vary with the Fund's performance as compared to the performance of the Russell 1000 Growth Index as published after the close of the market on the last day of the Performance Period (the "Index") and will range from -0.05% to +0.05%. The Performance Adjustment Rate will be calculated at an annualized rate of 0.33% of the cumulative difference between the performance of the Fund and that of the Index over the Performance Period, except that there will be no performance adjustment if the cumulative difference between the Fund’s performance and that of the Index is less than or equal to 2% (over the Performance Period).  The factor of 0.33% assumes that the Adviser will achieve the maximum or minimum of the Performance Adjustment Rate with a cumulative total return difference between the Fund and the Index of plus or minus 15% over the Performance Period (0.05% divided by 15.00% = 0.33%).

For example; assume that the Fund had a cumulative total return of 27.0% for the five-year period through December 31, 2008.  During the same period, assume the Index with dividends reinvested had a cumulative total return of 21.0%.  Then the Performance Adjustment Rate would be 0.33% times the difference in returns, or 0.33% times (27.00% - 21.00%) = 0.02%.

Since the Fund does not have a five-year operating history, the Performance Adjustment Rate will be calculated as follows during the initial five-year period.

(a) From inception through September 30, 2004, the Performance Adjustment Rate was inoperative.  The Advisory Fee payable is the Base Advisory Fee Rate times the daily net assets of the Fund only.

(b) From September 30, 2004 through September 30, 2008, the Performance Adjustment Rate will be calculated based upon a comparison of the investment performance of the Fund and the Index over the number of quarters that have elapsed since the Fund’s inception.  Each time the Performance Adjustment Rate is calculated, it will cover a longer time span, until it can cover a running five-year period as intended.  In the meantime, the early months of the transition period will have a disproportionate effect on the performance adjustment of the fee.

Calculation of Performance

The Fund’s performance will be the cumulative percentage increase (or decrease) in its net asset value per share over the Performance Period and will be calculated as the sum of: (1) the change in the Fund’s net asset value per share during such period and (2) the value per share of the Fund distributions from income or capital gains (long- or short-term) having an ex-dividend date occurring within the Performance Period and assumed to have been reinvested at the net asset value on ex-date.  Thus, the Fund’s performance will be calculated in accordance with the SEC’s standardized total return formula.

Performance Adjustment

The Performance Adjustment to be paid to the Adviser will be accrued during the last quarter of the Performance Period and paid shortly after the last day of the Performance Period.  To determine the Performance Adjustment, the Performance Adjustment Rate shall be multiplied by the value of the Fund's average daily net assets in the Performance Period.

Expenses in excess of any maximum expense limitation assumed by the Adviser or Distributor, if any, shall not be included for the purpose of computing the daily net asset value of a Fund share.

The Base Fee will be accrued daily, as explained above, and will be paid monthly to the Adviser during the quarter.  However, in a period where a negative Performance Adjustment is applied, the Base Fee paid the Adviser shall be the Base Fee adjusted for the negative Performance Adjustment.

Continuing with the example above, the adjusted Advisory Fee applied to the period of time from October 1, 2008, through December 31, 2008, would be a Base Advisory Fee equal to an annualized rate of 0.50% (the Base Advisory Fee Rate) times the value of the Fund’s average daily net assets in the calendar quarter plus a Performance Adjustment equal to an annualized rate of 0.02% (the Performance Adjustment Rate) times the value of the Fund’s average daily net assets in the Performance Period.

Fund Expenses & Limitations

Fund expenses for the Class N shares shall in no case exceed the maximum operating expense limitation of 0.84% of the value of its average net assets.

Fund expenses for the Class R shares shall in no case exceed the maximum operating expense limitation of 1.09% of the value of its average net assets.

The Adviser will reimburse expenses, if necessary, to ensure expense ratios do not exceed the maximum operating expense limitations for the fiscal year.  New classes of shares of the Fund may carry a different operating expense limitation.

 EXHIBIT A

Fund:   Large-Cap Value Fund (the “Fund”)

Fund Inception Date: 10/31/2003

Effective Date of Exhibit: 4/01/2005

General Provisions

The Fund’s expenses, including the Advisory Fee, will be accrued daily.  The Advisory Fee consists of a Base Advisory Fee that is subject to a Performance Adjustment, as described below.

Base Advisory Fee

As compensation for services rendered and the charges and expenses assumed and to be paid by the Adviser, the Fund pays the Adviser a Base Advisory Fee computed quarterly at the following annual rate (Base Advisory Rate): 0.50% of the value of the Fund’s average daily net assets during the calendar quarter.

For purposes of calculating the Base Advisory Fee, the Fund’s average daily net assets shall be computed by adding the Fund’s total daily asset values less liabilities for the quarter and dividing the resulting total by the number of days in the quarter.  The Fund’s expenses and fees, including the Base Advisory Fee, will be accrued daily and taken into account in determining daily net asset value.  For any period less than a full calendar quarter during which this Agreement is in effect, the Base Advisory Fee shall be prorated according to the proportion such period bears to a full calendar quarter.

The Performance Period

The Performance Period shall consist of the most recent five-year period ending on the last day of the quarter (March 31, June 30, September 30, and December 31) that the New York Stock Exchange was open for trading.  For example, on December 15, 2008, the relevant five-year period would be from Wednesday, December 31, 2003 through Wednesday, December 31, 2008.

The Performance Adjustment Rate

The Performance Adjustment Rate shall vary with the Fund's performance as compared to the performance of the Russell 1000 Value Index (the "Index") as published after the close of the market on the last day of the Performance Period and will range from -0.05% to +0.05%. The Performance Adjustment Rate will be calculated at 0.33% of the cumulative difference between the performance of the Fund and that of the Index over the Performance Period, except that there will be no performance adjustment if the cumulative difference between the Fund’s performance and that of the Index is less than or equal to 2% (over the Performance Period).  The factor of 0.33% assumes that the Adviser will achieve the maximum or minimum of the Performance Adjustment Rate with a cumulative total return difference between the Fund and the Index of plus or minus 15% over the Performance Period (0.05% divided by 15.00% = 0.33%).

For example; assume that the Fund had a cumulative total return of 27.0% for the five-year period through December 31, 2008.  During the same period, assume the Index with dividends reinvested had a cumulative total return of 21.0%.  Then the Performance Adjustment Rate would be 0.33% times the difference in returns, or 0.33% times (27.00% - 21.00%) = 0.02%.

Since the Fund does not have a five-year operating history, the Performance Adjustment Rate will be calculated as follows during the initial five-year period.

(a) From inception through September 30, 2004, the Performance Adjustment Rate was inoperative.  The Advisory Fee payable is the Base Advisory Fee Rate times the daily net assets of the Fund only.

(b) From September 30, 2004 through September 30, 2008, the Performance Adjustment Rate will be calculated based upon a comparison of the investment performance of the Fund and the Index over the number of quarters that have elapsed since the Fund’s inception.  Each time the Performance Adjustment Rate is calculated, it will cover a longer time span, until it can cover a running five-year period as intended.  In the meantime, the early months of the transition period will have a disproportionate effect on the performance adjustment of the fee.

Calculation of Performance

The Fund’s performance will be the cumulative percentage increase (or decrease) in its net asset value per share over the Performance Period and will be calculated as the sum of: (1) the change in the Fund’s net asset value per share during such period and (2) the value per share of the Fund distributions from income or capital gains (long- or short-term) having an ex-dividend date occurring within the Performance Period and assumed to have been reinvested at the net asset value on ex-date.  Thus, the Fund’s performance will be calculated in accordance with the SEC’s standardized total return formula.

Performance Adjustment

The Performance Adjustment to be paid to the Adviser will be accrued during the last quarter of the Performance Period and paid shortly after the last day of the Performance Period. To determine the Performance Adjustment, the Performance Adjustment Rate shall be multiplied by the value of the Fund's average daily net assets in the Performance Period.

Expenses in excess of any maximum expense limitation assumed by the Adviser or Distributor, if any, shall not be included for the purpose of computing the daily net asset value of a Fund share.

The Base Fee will be accrued daily, as explained above, and will be paid monthly to the Adviser during the quarter.  However, in a period where a negative Performance Adjustment is applied, the Base Fee paid the Adviser shall be the Base Fee adjusted for the negative Performance Adjustment.

 with the example above, the Advisory Fee applied to the period of time from October 1, 2008, through December 31, 2008, would be a Base Advisory Fee equal to an annualized rate of 0.50% (the Base Advisory Fee Rate) times the value of the Fund’s average daily net assets in the calendar quarter plus a Performance Adjustment Fee equal to an annualized rate of 0.02% (the Performance Adjustment Rate) times the value of the Fund’s average daily net assets in the Performance Period.

Fund Expenses & Limitations

Fund expenses for the Class N shares shall in no case exceed the maximum operating expense limitation of 0.84% of the value of its average net assets.

Fund expenses for the Class R shares shall in no case exceed the maximum operating expense limitation of 1.09% of the value of its average net assets.

The Adviser will reimburse expenses, if necessary, to ensure expense ratios do not exceed the maximum operating expense limitations for the fiscal year.  New classes of shares of the Fund may carry a different operating expense limitation

EXHIBIT A

Fund:   Small-Cap Growth Fund (the “Fund”)

Fund Inception Date: 10/31/2003

Effective Date of Exhibit: 4/01/2005

General Provisions

The Fund’s expenses, including the Base Advisory Fee, will be accrued daily.  The Advisory Fee consists of a Base Advisory Fee that is subject to a Performance Adjustment, as described below.

Base Advisory Fee

As compensation for services rendered and the charges and expenses assumed and to be paid by the Adviser, the Fund pays the Adviser a Base Advisory Fee computed quarterly at the following annual rate (Base Advisory Fee Rate): 0.60% of the value of the Fund’s average daily net assets during the most recent calendar quarter.

For purposes of calculating the Base Advisory Fee, the Fund’s average daily net assets shall be computed by adding the Fund’s total daily asset values less liabilities for the quarter and dividing the resulting total by the number of days in the quarter.  The Fund’s expenses and fees, including the Base Advisory Fee, will be accrued daily and taken into account in determining daily net asset value.  For any period less than a full calendar quarter during which this Agreement is in effect, the Base Advisory Fee shall be prorated according to the proportion such period bears to a full calendar quarter.

The Performance Period

The Performance Period shall consist of the most recent five-year period ending on the last day of the quarter (March 31, June 30, September 30, and December 31) that the New York Stock Exchange was open for trading.  For example, on December 15, 2008, the relevant five-year period would be fromWednesday, December 31, 2003 through Wednesday, December 31, 2005.

The Performance Adjustment Rate

The Performance Adjustment Rate shall vary with the Fund's performance as compared to the performance of the Russell 2000 Growth Index (the "Index") as published after the close of the market on the last day of the Performance Period and will range from -0.05% to +0.05%. The Performance Adjustment Rate will be calculated at 0.33% of the cumulative difference between the performance of the Fund and that of the Index over the Performance Period, except that there will be no performance adjustment if the cumulative difference between the Fund’s performance and that of the Index is less than or equal to 2% (over the Performance Period).  The factor of 0.33% assumes that the Adviser will achieve the maximum or minimum of the Performance Adjustment Rate with a cumulative total return difference between the Fund and the Index of plus or minus 15% over the Performance Period (0.05% divided by 15.00% = 0.33%).

For example; assume that the Fund had a cumulative total return of 27.0% for the five-year period through December 31, 2008.  During the same period, assume the Index with dividends reinvested had a cumulative total return of 21.0%.  Then the Performance Adjustment Rate would be 0.33% times the difference in returns, or 0.33% times (27.00% - 21.00%) = 0.02%.

Since the Fund does not have a five-year operating history, the Performance Adjustment Rate will be calculated as follows during the initial five-year period.

(a) From inception through September 30, 2004, the Performance Adjustment Rate was inoperative.  The Advisory Fee payable is the Base Advisory Fee Rate times the daily net assets of the Fund only.

(b) From September 30, 2004 through September 30, 2008, the Performance Adjustment Rate will be calculated based upon a comparison of the investment performance of the Fund and the Index over the number of quarters that have elapsed since the Fund’s inception.  Each time the Performance Adjustment Rate is calculated, it will cover a longer time span, until it can cover a running five-year period as intended.  In the meantime, the early months of the transition period will have a disproportionate effect on the performance adjustment of the fee.

Calculation of Performance

The Fund’s performance will be the cumulative percentage increase (or decrease) in its net asset value per share over the Performance Period and will be calculated as the sum of: (1) the change in the Fund’s net asset value per share during such period and (2) the value per share of the Fund distributions from income or capital gains (long- or short-term) having an ex-dividend date occurring within the Performance Period and assumed to have been reinvested at the net asset value on ex-date.  Thus, the Fund’s performance will be calculated in accordance with the SEC’s standardized total return formula.

Performance Adjustment

The Performance Adjustment to be paid to the Adviser will be accrued during the last quarter of the Performance Period and paid shortly after the last day of the Performance Period. To determine the Performance Adjustment, the Performance Adjustment Rate shall be multiplied by the value of the Fund's average daily net assets in the Performance Period.

Expenses in excess of any maximum expense limitation assumed by the Adviser or Distributor, if any, shall not be included for the purpose of computing the daily net asset value of a Fund share.

The Base Fee will be accrued daily, as explained above, and will be paid monthly to the Adviser during the quarter.  However, in a period where a negative Performance Adjustment is applied, the Base Fee paid the Adviser shall be the Base Fee adjusted for the negative Performance Adjustment.

Continuing with the example above, the Advisory Fee applied to the period of time from October 1, 2008, through December 31, 2008, would be a Base Advisory Fee equal to an annualized rate of 0.60% (the Base Advisory Fee Rate) times the value of the Fund’s average daily net assets in the calendar quarter plus a Performance Adjustment equal to an annualized rate of 0.02% (the Performance Adjustment Rate) times the value of the Fund’s average daily net assets in the Performance Period.

Fund Expenses & Limitations

Fund expenses for the Class N shares shall in no case exceed the maximum operating expense limitation of 0.94% of the value of its average net assets.

Fund expenses for the Class R shares shall in no case exceed the maximum operating expense limitation of 1.19% of the value of its average net assets.

The Adviser will reimburse expenses, if necessary, to ensure expense ratios do not exceed the maximum operating expense limitations for the fiscal year.  New classes of shares of the Fund may carry a different operating expense limitation.

EXHIBIT A

Fund:   Small-Cap Value Fund (the “Fund”)

Fund Inception Date: 10/31/2003

Effective Date of Exhibit: 4/01/2005

General Provisions

The Fund’s expenses, including the Base Advisory Fee, will be accrued daily.  The Advisory Fee consists of a Base Advisory Fee that is subject to a Performance Adjustment, as described below.

Base Advisory Fee

As compensation for services rendered and the charges and expenses assumed and to be paid by the Adviser, the Fund pays the Adviser a Base Advisory Fee computed quarterly at the following annual rate (Base Advisory Fee Rate): 0.60% of the value of the Fund’s average daily net assets during the calendar quarter.

For purposes of calculating the Base Advisory Fee, the Fund’s average daily net assets shall be computed by adding the Fund’s total daily asset values less liabilities for the quarter and dividing the resulting total by the number of days in the quarter.  The Fund’s expenses and fees, including the Base Advisory Fee, will be accrued daily and taken into account in determining daily net asset value.  For any period less than a full calendar quarter during which this Agreement is in effect, the Base Advisory Fee shall be prorated according to the proportion such period bears to a full calendar quarter.

The Performance Period

The Performance Period shall consist of the most recent five-year period ending on the last day of the quarter (March 31, June 30, September 30, and December 31) that the New York Stock Exchange was open for trading.  For example, on December 15, 2008, the relevant five-year period would be from Wednesday, December 31, 2003 through Wednesday, December 31, 2008.

The Performance Adjustment Rate

The Performance Adjustment Rate shall vary with the Fund's performance as compared to the performance of the Russell 2000 Value Index (the "Index") as published after the close of the market on the last day of the Performance Period and will range from -0.05% to +0.05%. The Performance Adjustment Rate will be calculated at 0.33% of the cumulative difference between the performance of the Fund and that of the Index over the Performance Period, except that there will be no performance adjustment if the cumulative difference between the Fund’s performance and that of the Index is less than or equal to 2% (over the Performance Period).  The factor of 0.33% assumes that the Adviser will achieve the maximum or minimum of the Performance Adjustment Rate with a cumulative total return difference between the Fund and the Index of plus or minus 15% over the Performance Period (0.05% divided by 15.00% = 0.33%).

For example; assume that the Fund had a cumulative total return of 27.0% for the five-year period through December 31, 2008.  During the same period, assume the Index with dividends reinvested had a cumulative total return of 21.0%.  Then the Performance Adjustment Rate would be 0.33% times the difference in returns, or 0.33% times (27.00% - 21.00%) = 0.02%.

Since the Fund does not have a five-year operating history, the Performance Adjustment Rate will be calculated as follows during the initial five-year period.

(a) From inception through September 30, 2004, the Performance Adjustment Rate was inoperative.  The Advisory Fee payable is the Base Advisory Fee Rate times the average daily net assets of the Fund only.

(b) From September 30, 2004 through September 30, 2008, the Performance Adjustment Rate will be calculated based upon a comparison of the investment performance of the Fund and the Index over the number of quarters that have elapsed since the Fund’s inception.  Each time the Performance Adjustment Rate is calculated, it will cover a longer time span, until it can cover a running five-year period as intended.  In the meantime, the early months of the transition period will have a disproportionate effect on the performance adjustment of the fee.

Calculation of Performance

The Fund’s performance will be the cumulative percentage increase (or decrease) in its net asset value per share over the Performance Period and will be calculated as the sum of: (1) the change in the Fund’s net asset value per share during such period and (2) the value per share of the Fund distributions from income or capital gains (long- or short-term) having an ex-dividend date occurring within the Performance Period and assumed to have been reinvested at the net asset value on ex-date.  Thus, the Fund’s performance will be calculated in accordance with the SEC’s standardized total return formula.

Performance Adjustment

The Performance Adjustment to be paid to the Adviser will be accrued during the last quarter of the Performance Period and paid shortly after the last day of the Performance Period. To determine the Performance Adjustment, the Performance Adjustment Rate shall be multiplied by the value of the Fund's average daily net assets in the Performance Period.

Expenses in excess of any maximum expense limitation assumed by the Adviser or Distributor, if any, shall not be included for the purpose of computing the daily net asset value of a Fund share.

The Base Fee will be accrued daily, as explained above, and will be paid monthly to the Adviser during the quarter.  However, in a period where a negative Performance Adjustment is applied, the Base Fee paid the Adviser shall be the Base Fee adjusted for the negative Performance Adjustment.

Continuing with the example above, the Advisory Fee applied to the period of time from October 1, 2008, through December 31, 2008, would be a Base Advisory Fee equal to an annualized rate of 0.60% (the Base Advisory Fee Rate) times the Fund’s average daily net assets in the calendar quarter plus a Performance Adjustment equal to annualized rate of 0.02% (the Performance Adjustment Rate) times the Fund’s average daily net assets in the Performance Period.

Fund Expenses & Limitations

Fund expenses for the Class N shares shall in no case exceed the maximum operating expense limitation of 0.94% of the value of its average net assets.

Fund expenses for the Class R shares shall in no case exceed the maximum operating expense limitation of 1.19% of the value of its average net assets.

The Adviser will reimburse expenses, if necessary, to ensure expense ratios do not exceed the maximum operating expense limitations for the fiscal year.  New classes of shares of the Fund may carry a different operating expense limitation.